Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Lynette P. Harris, the Chief Financial Officer of Monarch Financial Holdings, Inc. certify that, to my knowledge:

(a)	The Annual Report on Form 10-K/A of Monarch Financial Holdings, Inc. for the year ended December 31, 2011 (the “Form 10-K/A”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b)	The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2012	/s/ Lynette P. Harris
Lynette P. Harris, Executive Vice President and Chief Financial Officer